Summary Prospectus

International Equities

Delaware Pooled® Trust
The Emerging Markets Portfolio II

March 1, 2011

Before you invest, you may want to review the Portfolio’s statutory prospectus (and any supplements thereto), which contains more information about the Portfolio and its risks. You can find the Portfolio’s statutory prospectus and other information about the Portfolio, including its statement of additional information and most recent reports to shareholders online at www.delawareinvestments.com/institutional/literature. You can also get this information at no cost by calling 800 362-7500 or by sending an e-mail request to service@delinvest.com. The Portfolio’s statutory prospectus and statement of additional information, both dated March 1, 2011, and any supplements thereto, are incorporated by reference into this summary prospectus.

Summary Prospectus

What is the Portfolio’s investment objective?

The Portfolio seeks long term capital appreciation.

What are the Portfolio’s fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%
Distribution and service (12b-1) fees	none
Other expenses	1.17%
Total annual portfolio operating expenses	2.17%
Fee waivers and expense reimbursements1	(0.97%	)1
Total annual portfolio operating expenses after fee waivers
and expense reimbursements	1.20%

1 The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 plan, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 1.20% of the Portfolio’s average daily net assets from February 28, 2011 through February 28, 2012. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Expense example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s fee waivers and expense reimbursements for the 1-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$122
3 years	$586
5 years	$1,076
10 years	$2,427

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies?

The Portfolio invests primarily in equity securities of issuers from emerging or developing foreign countries. Under normal market conditions, at least 80% of the Portfolio’s total assets will be invested in equity securities of issuers from countries whose economies are considered to be emerging (the “80% policy”). The Portfolio’s 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

The Portfolio’s investment manager considers an “emerging country” to be any country that is:
  generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation; or
  classified by the United Nations as developing; or
  included in the International Finance Corporation Free Index or the MSCI Emerging Markets Index.
Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where the Portfolio’s investment manager may invest includes: Argentina, Brazil, Chile, China, Croatia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Panama, Poland, South Korea, Russia, South Africa, Taiwan and Thailand. The Portfolio’s investment manager may invest in other countries, particularly as markets in other emerging countries develop.

In deciding whether a company is from an emerging country, the Portfolio’s investment manager, Delaware Management Company (Manager), evaluates publicly available information and questions individual companies to determine if the company meets one of the following criteria:
  The principal trading market for the company’s securities is in a country that is emerging;
  The company is organized under the laws of an emerging market country and has a principal office in an emerging country; or

Summary Prospectus

  The company derives a majority of its income from operations in emerging countries, even though the company’s securities are traded in an established market or in a combination of emerging and established markets.
Currently, investing in many emerging countries is not feasible or may involve significant political risks. The Manager focuses its investments in emerging countries where it considers the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest, the Manager emphasizes investments that it believes are trading at a discount to intrinsic value. The Manager places particular emphasis on factors such as political reform, economic deregulation and liberalized trade policy.

The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it thinks are the best investments for the Portfolio.

The Manager selects growth-oriented and value-oriented investments on the basis of the investment’s discount to its intrinsic value. When selecting growth-oriented securities, the Manager typically seeks high growth caused by secular economic factors. These factors may include demographics, economic deregulation and technological developments. When selecting value-oriented securities, the Manager typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

In order to compare the value of different stocks, the Manager considers whether the future income stream on a stock is expected to increase faster than, slower than, or in line with the level of inflation. The Manager then estimates what it thinks the value of the anticipated future income stream would be worth if such income stream were being paid today. The Manager believes this gives it an estimate of the stock’s intrinsic value. Because the Portfolio invests primarily in emerging countries, there may be less information available for the Manager to use in making this analysis than is available for more developed countries. Currency analysis is an important part of the valuation exercise. The Manager attempts to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued. Relative per capita income levels are also a key factor in this analysis.

The Portfolio may invest up to 35% of its net assets in fixed income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political subdivisions. It may also invest in fixed income securities that are denominated in the currencies of emerging market countries. All of these may be high yield, high-risk fixed income securities. The Portfolio may invest more than 25% of its total assets in the securities of issuers located in the same country. The Portfolio may invest up to 10% of its net assets in real estate investment trusts.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates
Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Market risk
The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Real estate industry risk
This risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Futures and options risk
The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

Summary Prospectus

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

High yield risk
The risk that high yield securities, commonly known as “junk bonds”, are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The Emerging Markets Portfolio II performed?

Although the Portfolio has commenced operations, no performance information is shown because the Portfolio does not have annual returns for a full calendar year.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Liu-Er Chen, CFA	Senior Vice President, Chief Investment Officer – Emerging Markets	June 2010

Purchase and redemption of Portfolio shares

You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day). Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled® Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire.

Shares may be purchased or redeemed in-kind. Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

Shares of the Portfolio are offered directly to institutions and high net worth individual investors at NAV with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in the Portfolio is a plan which represents: (i) that the decision to invest plan assets in or withdraw plan assets from a Portfolio will be made solely by a plan fiduciary, such as the plan’s board, without direction from or consultation with any plan participant; and (ii) that the plan will make no more than three separate transactions during any given calendar quarter. Delaware Pooled® Trust is not primarily designed for defined contribution plans that are participant-directed or frequently trade Portfolio shares, and therefore it requires the above representations from any new defined contribution plan investors. We reserve the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations or that follows a pattern of market timing as described in this Prospectus.

Generally, the minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Tax information

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to broker/dealers and other financial intermediaries

If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

SMPR-596 [10/10] DG3 16179 [3/11]